                                                                    EXHIBIT 99.6

CASE NAME:       DCM DELAWARE, INC.                                ACCRUAL BASIS

CASE NUMBER:     401-40787-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------
                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                  TREASURER
---------------------------------------            ---------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                   SEPTEMBER 30, 2002
---------------------------------------            ---------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                             ACCOUNTANT FOR DEBTOR
---------------------------------------            ---------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                   SEPTEMBER 30, 2002
---------------------------------------            ---------------------
Printed Name of Preparer                                   Date

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:     401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED           MONTH               MONTH
ASSETS                                                            AMOUNT            JUL-02              AUG-02           MONTH
------                                                         -----------       ------------        ------------        -----
1.      Unrestricted Cash
2.      Restricted Cash
3.      Total Cash                                                       0                  0                   0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                                             0                  0                   0
10.     Property, Plant & Equipment
11.     Less: Accumulated
        Depreciation/Depletion
12.     Net Property, Plant & Equipment                                  0                  0                   0
13.     Due From Insiders
14.     Other Assets - Net of Amortization
        (Attach List)                                                    0                  0                   0
15.     Other (Attach List)                                              0                  0                   0
16.     Total Assets                                                     0                  0                   0

POST PETITION LIABILITIES

17.     Accounts Payable                                                                  393                 393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                                                   393                 393

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                 75,885,064         13,945,516          13,945,516
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                                    128,928,814        128,930,100         128,930,100
28.     Total Pre Petition Liabilities                         204,813,878        142,875,616         142,875,616
29.     Total Liabilities                                      204,813,878        142,876,009         142,876,009

EQUITY

30.     Pre Petition Owners' Equity                                              (204,813,878)       (204,813,878)
31.     Post Petition Cumulative Profit Or
        (Loss)                                                      (1,576)            (1,576)
32.     Direct Charges To Equity
        (Footnote)                                                                 61,939,445          61,939,445
33.     Total Equity                                                             (142,876,009)       (142,876,009)
34.     Total Liabilities and Equity                                                        0                   0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                             SUPPLEMENT TO

CASE NUMBER:     401-40787-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                SCHEDULED           MONTH           MONTH
ASSETS                                           AMOUNT             JUL-02          AUG-02           MONTH
------                                         -----------       -----------      -----------        -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                             0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                  0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                            0                 0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                   0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)               428,814           430,100          430,100
B.      10 3/8% Senior Sub. Notes              105,000,000       105,000,000      105,000,000
C.      Sr. Sub Exchangeable Notes              23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                         128,928,814       128,930,100      128,930,100

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:     401-40787-BJH-11

INCOME STATEMENT
                                                      MONTH              MONTH                                QUARTER
REVENUES                                              JUL-02             AUG-02             MONTH              TOTAL
--------                                              ------             ------             -----             -------
1.    Gross Revenues                                                                                               0
2.    Less: Returns & Discounts                                                                                    0
3.    Net Revenue                                         0                  0                                     0

COST OF GOODS SOLD

4.    Material                                                                                                     0
5.    Direct Labor                                                                                                 0
6.    Direct Overhead                                                                                              0
7.    Total Cost Of Goods Sold                            0                  0                                     0
8.    Gross Profit                                        0                  0                                     0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                               0
10.   Selling & Marketing                                                                                          0
11.   General & Administrative                                                                                     0
12.   Rent & Lease                                                                                                 0
13.   Other (Attach List)                                                                                          0
14.   Total Operating Expenses                            0                  0                                     0
15.   Income Before Non-Operating
      Income & Expense                                    0                  0                                     0

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                              0
17.   Non-Operating Expense (Att List)                                                                             0
18.   Interest Expense                                                                                             0
19.   Depreciation / Depletion                                                                                     0
20.   Amortization                                                                                                 0
21.   Other (Attach List)                                                                                          0
22.   Net Other Income & Expenses                         0                  0                                     0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                            0
24.   U.S. Trustee Fees                                                                                            0
25.   Other (Attach List)                                                                                          0
26.   Total Reorganization Expenses                       0                  0                                     0
27.   Income Tax                                                                                                   0
28.   Net Profit (Loss)                                   0                  0                                     0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:     401-40787-BJH-11

CASH RECEIPTS AND                                     MONTH            MONTH                               QUARTER
DISBURSEMENTS                                         JUL-02           AUG-02            MONTH              TOTAL
-------------                                         ------           ------            -----             -------
1.   Cash - Beginning Of Month                                                                                  0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                               0
4.   Post Petition                                                                                              0
5.   Total Operating Receipts                              0                0                                   0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                             0
7.   Sale of Assets                                                                                             0
8.   Other (Attach List)                                                                                        0
9.   Total Non-Operating Receipts                          0                0                                   0
10.  Total Receipts                                        0                0                                   0
11.  Total Cash Available                                  0                0                                   0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                0
13.  Payroll Taxes Paid                                                                                         0
14.  Sales, Use & Other Taxes Paid                                                                              0
15.  Secured / Rental / Leases                                                                                  0
16.  Utilities                                                                                                  0
17.  Insurance                                                                                                  0
18.  Inventory Purchases                                                                                        0
19.  Vehicle Expenses                                                                                           0
20.  Travel                                                                                                     0
21.  Entertainment                                                                                              0
22.  Repairs & Maintenance                                                                                      0
23.  Supplies                                                                                                   0
24.  Advertising                                                                                                0
25.  Other (Attach List)                                                                                        0
26.  Total Operating Disbursements                         0                0                                   0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                          0
28.  U.S. Trustee Fees                                                                                          0
29.  Other (Attach List)                                                                                        0
30.  Total Reorganization Expenses                         0                0                                   0
31.  Total Disbursements                                   0                0                                   0
32.  Net Cash Flow                                         0                0                                   0
33.  Cash - End of Month                                   0                0                                   0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:     401-40787-BJH-11

                                                        SCHEDULED            MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                                AMOUNT              JUL-02           AUG-02            MONTH
-------------------------                               ---------            ------           ------            -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                               0                  0                0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0                  0                0

AGING OF POST PETITION                                         MONTH:  AUGUST-02
TAXES AND PAYABLES                                                   -----------

                                      0 - 30             31 - 60            61 - 90           91 +
TAXES PAYABLE                          DAYS                DAYS               DAYS            DAYS              TOTAL
-------------                         ------             -------            -------           ----              -----
1.   Federal                                                                                                        0
2.   State                                                                                                          0
3.   Local                                                                                                          0
4.   Other (Attach List)                                                                                            0
5.   Total Taxes Payable                  0                  0                  0                0                  0
6.   Accounts Payable                     0                  0                  0              393                393

                                                               MONTH:  AUGUST-02
STATUS OF POST PETITION TAXES                                        -----------

                                                      BEGINNING TAX      AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                                 LIABILITY*       AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                               -------------      ---------------    -------------      ---------
1.   Withholding **                                                                                                 0
2.   FICA - Employee **                                                                                             0
3.   FICA - Employer **                                                                                             0
4.   Unemployment                                                                                                   0
5.   Income                                                                                                         0
6.   Other (Attach List)                                                                                            0
7.   Total Federal Taxes                                     0                  0                  0                0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                                   0                  0                  0                0
16.  Total Taxes                                             0                  0                  0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:     401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  AUGUST-02
                                                                   -------------

BANK RECONCILIATIONS                                   Account # 1       Account # 2
--------------------                                   -----------       -----------
A.   BANK:                                                                              Other Accounts
B.   ACCOUNT NUMBER:                                                                     (Attach List)           TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                                    0
2.   Add: Total Deposits Not Credited                                                                              0
3.   Subtract: Outstanding Checks                                                                                  0
4.   Other Reconciling Items                                                                                       0
5.   Month End Balance Per Books                             0                 0                 0                 0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                                       DATE OF         TYPE OF
BANK, ACCOUNT NAME & NUMBER                            PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                            --------       ----------       --------------       -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                             0

CASH

12.  Currency On Hand                                                                                              0
13.  Total Cash - End of Month                                                                                     0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:     401-40787-BJH-11
                                                           MONTH:      AUGUST-02
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                TYPE OF        AMOUNT       TOTAL PAID
             NAME                               PAYMENT         PAID         TO DATE
             ----                               -------        ------       ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                                  0              0

                                  PROFESSIONALS

                                             DATE OF
                                           COURT ORDER                                                      TOTAL
                                           AUTHORIZING         AMOUNT         AMOUNT      TOTAL PAID       INCURRED
             NAME                            PAYMENT          APPROVED         PAID         TO DATE        & UNPAID*
             ----                          -----------        --------        ------      ----------       ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                             0              0             0               0

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                               SCHEDULED      AMOUNTS         TOTAL
                                                                MONTHLY        PAID           UNPAID
                                                               PAYMENTS       DURING           POST
   NAME OF CREDITOR                                              DUE           MONTH         PETITION
   ----------------                                            --------       -------       ----------
1.    Bank of America                                             0              0          13,945,516
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                                       0              0          13,945,516

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:     401-40787-BJH-11
                                                              MONTH:   AUGUST-02
                                                                    ------------
QUESTIONNAIRE

                                                                                                                YES       NO
                                                                                                                ---       --
1.  Have any Assets been sold or transferred outside the normal course of business
    this reporting period?                                                                                                 X

2.  Have any funds been disbursed from any account other than a debtor in
    possession account?                                                                                                    X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related
    parties?                                                                                                               X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                         X

5.  Have any Post Petition Loans been received by the debtor from any party?                                               X

6.  Are any Post Petition Payroll Taxes past due?                                                                          X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                          X

8.  Are any Post Petition Real Estate Taxes past due?                                                                      X

9.  Are any other Post Petition Taxes past due?                                                                            X

10. Are any amounts owed to Post Petition creditors delinquent?                                                            X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                     X

12. Are any wage payments past due?                                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                        YES        NO
                                                                                        ---        --
1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                                 X

2.  Are all premium payments paid current?                                               X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS


   TYPE OF POLICY               CARRIER                PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
   --------------               -------              --------------------          --------------------------
General Liability       Aon Risk Services               3/1/02-9/1/02              Semi-Annual        $98,598
D&O Liability           Great American Insurance     11/1/2001-10/31/2004          Annual             $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40787-BJH-11                              ACCRUAL BASIS

                                                          MONTH:       AUGUST-02
                                                                ----------------

ACCRUAL
BASIS
FORM            LINE
NUMBER         NUMBER    FOOTNOTE / EXPLANATION
------         ------    ----------------------
  1              24      The direct charges to equity are due to the secured
  1              32      debt reductions pursuant to sales of Kevco
                         Manufacturing, L.P.'s operating divisions, the sale of
                         the South Region of Kevco Distribution, as well as
                         direct cash payments. The secured debt owed to Bank of
                         America by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                         been guaranteed by all of its co-debtors (See Footnote
                         1,27A); therefore, the secured debt is reflected as a
                         liability on all of the Kevco entities. The charge to
                         equity is simply an adjustment to the balance sheet.

  1              27A     Intercompany payables are to co-debtors Kevco
                         Management Co. (Case No. 401-40788-BJH-11), Kevco
                         Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                         Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                         Holding, Inc. (Case No. 401-40785-BJH-11), Kevco, Inc.
                         (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                         401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                         401-40790-BJH-11).